Exhibit 99.1

THE BLACK & DECKER
SUPPLEMENTAL RETIREMENT SAVINGS PLAN

(January 1, 2008 Restatement)

THE BLACK & DECKER
SUPPLEMENTAL RETIREMENT SAVINGS PLAN

TABLE OF CONTENTS

ARTICLE 1
DEFINITIONS

1.1	ACCOUNT	1
1.2	BENEFICIARY	1
1.3	CHANGE IN CONTROL	1
1.4	CODE	3
1.5	COMMITTEE	3
1.6	COMPANY	3
1.7	COMPENSATION	3
1.8	COMPENSATION DEFERRAL ACCOUNT	3
1.9	COMPENSATION DEFERRALS	4
1.10	DESIGNATED BONUS PROGRAM	4
1.11	EFFECTIVE DATE	4
1.12	PARTICIPANT ENROLLMENT AND ELECTION FORM	4
1.13	ELIGIBLE EMPLOYEE	4
1.14	EMPLOYEE	4
1.15	EMPLOYER	4
1.16	EMPLOYER CONTRIBUTION ACCOUNT	4
1.17	EMPLOYER CONTRIBUTION CREDITS	4
1.18	ERISA	5
1.19	EXCHANGE ACT	5
1.20	PARTICIPANT	5
1.21	PERFORMANCE-BASED COMPENSATION	5
1.22	PLAN	5
1.23	PLAN MANAGER	5
1.24	PLAN YEAR	5
1.25	SAVINGS PLAN	5
1.26	SEPARATION FROM SERVICE	5
1.27	VALUATION DATE	5

ARTICLE 2
ELIGIBILITY AND PARTICIPATION

2.1	REQUIREMENTS	5
2.2	RE-EMPLOYMENT	6
2.3	CHANGE OF EMPLOYMENT CATEGORY	6

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ARTICLE 3
CONTRIBUTIONS AND CREDITS

3.1	EMPLOYER CONTRIBUTION CREDITS	6
3.2	PARTICIPANT COMPENSATION DEFERRALS	7
3.3	DEFERRALS UNDER OTHER PLANS OR ARRANGEMENTS	8

ARTICLE 4
ALLOCATION OF FUNDS

4.1	DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS	9
4.2	ACCOUNTING FOR DISTRIBUTIONS	9
4.3	SEPARATE ACCOUNTS	10
4.4	INTERIM VALUATIONS	10
4.5	EXPENSES	10
4.6	INSURANCE	10

ARTICLE 5
ENTITLEMENT TO BENEFITS

5.1	PAYMENT DATES	10
5.2	VESTING	11

ARTICLE 6
DISTRIBUTION OF BENEFITS

6.1	AMOUNT	11
6.2	METHOD OF PAYMENT	11
6.3	DEATH BENEFITS	12
6.4	CHANGE IN CONTROL OF THE COMPANY	12
6.5	DISTRIBUTION IN THE EVENT OF INCOME INCLUSION UNDER CODE §409A	12

ARTICLE 7
BENEFICIARIES; PARTICIPANT DATA

7.1	DESIGNATION OF BENEFICIARIES	12
7.2	INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES	13

ARTICLE 8
ADMINISTRATION

8.1	ADMINISTRATIVE AUTHORITY	13
8.2	UNIFORMITY OF DISCRETIONARY ACTS	14
8.3	LITIGATION	14

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8.4	CLAIMS PROCEDURE	14

ARTICLE 9
AMENDMENT

9.1	RIGHT TO AMEND	15
9.2	AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN	16

ARTICLE 10
TERMINATION

10.1	TERMINATION OR SUSPENSION OF PLAN	16
10.2	TERMINATION OF PLAN ON DISSOLUTION OR CHANGE IN CONTROL	16
10.3	SUSPENSION OF DEFERRALS	16
10.4	ALLOCATION AND DISTRIBUTION	16
10.5	SUCCESSOR TO EMPLOYER	17

ARTICLE 11
FUNDING

11.1	UNFUNDED OBLIGATION	17

ARTICLE 12
MISCELLANEOUS

12.1	LIMITATIONS ON LIABILITY OF EMPLOYERS	17
12.2	CONSTRUCTION	17
12.3	SPENDTHRIFT PROVISION	18

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THE BLACK & DECKER
SUPPLEMENTAL RETIREMENT SAVINGS PLAN
(January 1, 2008 Restatement)

RECITALS

The purpose of the Black & Decker Supplemental Retirement Savings Plan (the “Plan”) is to offer certain management or highly compensated employees an opportunity to elect to defer the receipt of compensation in order to provide deferred compensation benefits.  The Plan is intended to be a “top-hat” plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly-compensated employees) under Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security act of 1974, as amended (“ERISA”).  This January 1, 2008 restatement shall amend and restate the Plan as originally effective February 1, 1996 and as amended and restated effective January 1, 2005.  This January 1, 2008 restatement shall apply to Accounts on or after the Effective Date (including amounts earned and/or vested prior to January 1, 2005).  Amounts distributed to Plan Participants on or before the Effective Date shall be subject to the terms of the Plan in effect before the Effective Date without regard to amendments made to the Plan thereafter.

The Plan is intended to comply with all applicable law, including Section 409A of the Internal Revenue Code of 1986, as amended (“Code”), and related guidance and regulations and shall be operated and interpreted in accordance with this intention.  In order to transition to the requirements of Code §409A and related guidance and regulations, the Plan makes available to Participants certain transition relief provided under Notice 2007-86, as described more fully in Appendix A of the Plan

ARTICLE 1

DEFINITIONS

1.1           ACCOUNT means, with respect to a Participant, an entry on the records of the Company equal to the sum of the Participant’s Employer Contribution Account and the Participant’s Compensation Deferral Account.  A Participant’s or Beneficiary’s Account shall be determined as of the date of reference.

1.2           BENEFICIARY means any person or persons so designated in accordance with the provisions of Article 7.

1.3           CHANGE IN CONTROL means with respect to the Company:

(a)
The acquisition by any one person or more than one person acting as a group of any of the Company’s stock, if the sum of the stock so acquired plus the stock held by that person or group before the acquisition constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company and the stock held by that person or group immediately before that acquisition constituted fifty percent (50%) or less of the then total fair market value or total voting power of the stock of the Company.  An increase in the percentage of the Company’s stock owned by any one person or persons acting as a group as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for this purpose. This paragraph (a) only applies when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction.

(b)
The acquisition by any one person or more than one person acting as a group during the 12-month period ending on the most recent such acquisition by that person or group of ownership of stock of the Company possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company and the stock held by that person or group immediately before that acquisition constituted less than thirty-five percent (35%) of the then total voting power of the stock of the Company.

(c)
A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election, provided that no other corporation is the majority stockholder of the stock of the Company.

(d)
The acquisition by any one person or more than one person acting as a group during the 12-month period ending on the most recent such acquisition by that person or group of assets of the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the Company’s assets immediately prior to such acquisition or acquisitions.  For this purpose, gross fair market value means the fair market value of the Company’s assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with those assets.  There is no Change in Control under this paragraph (d) when there is a transfer to an entity that is controlled by the stockholders of the Company immediately after the transfer.  A transfer of assets will not qualify as a Change in Control under this paragraph (d) if the assets are transferred to: (i) a stockholder of the Company immediately before the transfer in exchange for or with respect to the Company’s stock; (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all of the outstanding stock of the Company; or (iv) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent

(50%) or more of the total value or voting power of all of the outstanding stock of the Company.

For the purpose of interpreting this definition of “Change in Control,” the following rules apply:

(1)              Persons will be considered as acting as a group only if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company.  If a person, including an entity shareholder, owns stock in the Company and the other corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar transaction with respect to the Company, that stockholder is considered to be acting as a group with other stockholders in a corporation or other entity only to the extent of the ownership in that corporation or entity prior to the transaction giving rise to the Change in Control and not with respect to the ownership interest in the other corporation or entity.

(2)              Ownership shall be determined taking into account the attribution rules set forth in Section 318(a) of the Code.  Stock underlying a vested option is considered owned by the option holder and non-vested stock is not considered owned by the option holder.

(3)              If any one person, or more than one person acting as a group, is considered to effectively control the Company as described in paragraphs (b) and (c) above, the acquisition of additional control of the Company by the same person or persons is not considered to cause a change in the effective control of the Company or to cause a change in the ownership of the Company for the purposes of this definition.

(4)              Each event resulting in a Change in Control described in this definition is intended to constitute a change in ownership or effective control of the Company or in the ownership of a substantial portion of the Company’s assets within the meaning of Section 409A(a)(2)(A)(v) of the Code.

1.4           CODE means the Internal Revenue Code of 1986, as amended from time to time.

1.5           COMMITTEE means the Pension Management Committee of the Company.

1.6           COMPANY means The Black & Decker Corporation and its successors and assigns.

1.7           COMPENSATION means the base salary of an Employee and any bonus payment payable to an Employee under a Designated Bonus Program.

1.8           COMPENSATION DEFERRAL ACCOUNT is defined in Section 3.2.

1.9           COMPENSATION DEFERRALS is defined in Section 3.2.

1.10           DESIGNATED BONUS PROGRAM means The Black & Decker Executive Annual Incentive Plan, The Black & Decker Annual Incentive Plan, and any other cash-based incentive plan designated by the Committee from time to time.

1.11           EFFECTIVE DATE means the effective date of the restated Plan, which, notwithstanding the date of adoption hereof, shall be January 1, 2008.

1.12           ELECTION FORM means the form or forms on which a Participant elects to defer Compensation hereunder and on which the Participant makes certain other designations as required thereon.

1.13           ELIGIBLE EMPLOYEE means, for any Plan Year (or applicable portion thereof), an Employee who is paid through a U.S. payroll system, who is a “highly compensated employee” as defined at Code §414(q), and who is determined by the Committee to be a member of a select group of management or highly compensated employees.  The term Eligible Employee shall not include a non-U.S. citizen who is ineligible for the Savings Plan.

1.14           EMPLOYEE means a person who is classified as an employee by an Employer.

1.15           EMPLOYER means the Company unless otherwise herein provided, and any subsidiary or affiliate of the Company, unless that subsidiary or affiliate takes action, with the consent of the Company, to avoid or terminate participation in the Plan.  For the purpose of determining whether a Participant has experienced a Separation from Service, the term “Employer” shall mean:

(i)           The entity for which the Participant performs services and with respect to which the legally binding right to compensation deferred or contributed under the Plan arises; and

(ii)           All other entities with which the entity described above would be aggregated and treated as a single employer under Code Sec.414(b) (controlled group of corporations) and Code Sec.414(c) (a group of trades or businesses, whether or not incorporated, under common control), as applicable. In order to identify the group of entities described in the preceding sentence, the Committee shall use an ownership threshold of at least 50% as a substitute for the 80% minimum ownership threshold that appears in, and otherwise must be used when applying, the applicable provisions of (A) Code Sec.1563 for determining a controlled group of corporations under Code Sec.414(b), and (B) Treas. Reg. Sec.1.414(c)-2 for determining the trades or businesses that are under common control under Code Sec.414(c).

1.16           EMPLOYER CONTRIBUTION ACCOUNT is defined in Section 3.1.

1.17           EMPLOYER’S CONTRIBUTION CREDITS is defined in Section 3.1.

1.18           ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.19           EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time.

1.20           PARTICIPANT means any person so designated in accordance with the provisions of Article 2, including, where appropriate according to the context of the Plan, any former employee who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

1.21           PERFORMANCE-BASED COMPENSATION shall mean Compensation the entitlement to or amount of which is contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months, as determined by the Committee in accordance with Treas. Reg. §1.409A-1(e).

1.22           PLAN means The Black & Decker Supplemental Retirement Savings Plan, as amended from time to time.

1.23           PLAN MANAGER means the Vice President of Benefits for the Company, or such other person as may be designated by the Committee.

1.24           PLAN YEAR means each accounting period commencing on the Effective Date and ending on the December 31 of each year in which the Plan is in effect.

1.25           SAVINGS PLAN means The Black & Decker Retirement Savings Plan or a successor plan.

1.26           SEPARATION FROM SERVICE shall mean a termination of services provided by a Participant to his or her Employer, whether voluntarily or involuntarily, other than by reason of death, as determined by the Committee in accordance with Treas. Reg. §1.409A-1(h).

1.27           VALUATION DATE means the last day of each Plan Year and any other date that the Committee, in its sole discretion, designates as a Valuation Date.

ARTICLE 2

ELIGIBILITY AND PARTICIPATION

2.1           REQUIREMENTS  By each November 1, the Plan Manager shall notify those individuals, if any, who will be Eligible Employees for the next Plan Year.  If the Committee determines that an individual first becomes an Eligible Employee during a Plan Year, the Plan Manager shall notify such individual of the Committee’s determination and of the date during the Plan Year on which the individual shall first become an Eligible Employee.  Every Eligible

Employee on the Effective Date shall be eligible to become a Participant on the Effective Date.  Every other Eligible Employee shall be eligible to become a Participant on the first day of the pay period occurring on or after the date on which he or she becomes an Eligible Employee.  No individual shall become a Participant, however, if he or she is not an Eligible Employee on the date his or her participation is to begin.

Participation in the Participant Compensation Deferral feature of the Plan is voluntary.  In order to participate in the Participant Compensation Deferral feature of the Plan, an otherwise Eligible Employee must make written application in such manner as may be required by Section 3.2 and by the Committee and must agree to make Compensation Deferrals as provided in Article 3.

2.2           RE-EMPLOYMENT.  If an Eligible Employee whose employment with all Employers is terminated is subsequently re-employed by an Employer, he or she shall become an Eligible Employee in accordance with the provisions of Section 2.1.

2.3           CHANGE OF EMPLOYMENT CATEGORY.  During any period in which a Participant remains in the employ of an Employer, but ceases to be an Eligible Employee, he or she shall not be eligible to make Compensation Deferrals hereunder.

ARTICLE 3

CONTRIBUTIONS AND CREDITS

3.1           EMPLOYER CONTRIBUTION CREDITS.  There shall be established and maintained a separate Employer Contribution Account in the name of each Participant.  There shall be established the following two sub-accounts under a Participant’s Employer Contribution Account:  (a) Matching Contribution Sub-Account; and (b) Discretionary Contribution Sub-Account.

For purposes of this Section, the Employer’s Contribution Credits credited to a Participant’s Matching Contribution Sub-Account for a particular Plan Year shall be an amount equal to the amount of the matching contributions that would be made to the Participant’s account under the Savings Plan for the Plan Year if the Participant’s Compensation Deferrals hereunder for the Plan Year had been made to the Savings Plan (disregarding for purposes of this assumption the Code § 402(g) limit) instead of under the Plan (and assuming that no non-discrimination or annual addition test limits on matching contributions and no limits on recognizable compensation applied to the Savings Plan).

For purposes of this Section, the Employer’s Contribution Credits credited to a Participant’s Discretionary Contribution Sub-Account for a particular Plan Year shall be an amount (if any) determined by the Committee, in its sole and absolute discretion.

The Participant’s Employer Contribution Account shall be credited or debited, as applicable, as of each Valuation Date, with deemed earnings or losses, as applicable, and expenses.  The amount of deemed earnings or losses and expenses shall be as determined by the

Committee hereunder, in its sole and absolute discretion.  The Committee shall have the sole and absolute discretion to allocate such deemed earnings or losses and expenses among Participants’ Employer Contribution Accounts and among a Participant’s Sub-Accounts pursuant to such allocation rules as the Committee deems to be reasonable and administratively practicable.  The Company reserves the right, subject to any restrictions imposed by applicable law, to deem Participant Matching Contribution Sub-Accounts to be credited with common stock of the Company, which shall be credited at its fair market value at the time of the contribution.

3.2           PARTICIPANT COMPENSATION DEFERRALS. In accordance with rules established by the Committee, a Participant may elect to defer Compensation which is due to be earned and which would otherwise be paid to the Participant.  A Participant may elect to defer up to 50% of his or her base salary.  Base salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or nonqualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant’s gross income under the Code, pursuant to plans established by the Employer.  A Participant may elect to defer up to 100% of a bonus payment not yet payable to him or her at the time of the election under a Designated Bonus Program reduced by the percentage of the bonus that the Participant has directed to be contributed to the Savings Plan as Before-Tax and/or After-Tax contributions pursuant to the Participant’s Savings Plan election in effect at the time the Participant makes a bonus deferral election under the Plan after taking into account the limit on compensation imposed by Code § 401(a)(17).  Amounts so deferred will be considered a Participant’s “Compensation Deferrals.”  Ordinarily, a Participant shall make a Compensation Deferral election with respect to a Plan Year during the period beginning on the November 1 and ending on the November 30 of the prior Plan Year, or during such other period prior to the beginning of the Plan Year established by the Committee, which in no event shall be later than the December 31st preceding the Plan Year in which such Compensation will be earned.   In the first year in which an individual becomes an Eligible Employee (as determined in accordance with Treas. Reg. §1.409A-2(a)(7)(ii) and the “plan aggregation” rules provided in Treas. Reg. §1.409A-1(a)(2)), any newly Eligible Employee may make a Compensation Deferral election with respect to services to be performed subsequent to the election within thirty (30) days after the date the individual becomes eligible.  If an Eligible Employee first becomes a Participant after the first day of a Plan Year, then to the extent required by this Section 3.2 and Code §409A and related regulations, the maximum amount to a Participant’s Compensation that may be deferred for a Plan Year shall be determined by applying the percentages set forth in this Section 3.2 to the portion of such compensation attributable to services performed after the date that the Participant’s deferral election is made.  Any deferral election of a newly Eligible Employee shall become irrevocable no later than the thirtieth day after the Employee becomes an Eligible Employee.

In accordance with rules and subject to limitations established by the Committee, an election to defer the receipt of all or any portion of Performance-Based Compensation under a Designated Bonus Program that is payable to the Eligible Employee by an Employer shall be made on such form or forms as determined by the Plan Manager and shall be made at least six (6) months prior to end of the service period over which such incentive compensation is earned by the Eligible Employee.  In order for a Participant to be eligible to make a deferral election for Performance-Based Compensation in accordance with the deadline established pursuant to this

Section 3.2, the Participant must have performed services continuously from the later of (i) the beginning of the performance period for such Compensation, or (ii) the date upon which the performance criteria for such Compensation are established, through the date upon which the Participant makes the deferral election for such compensation. In no event shall a deferral election submitted under this Section 3.2 be permitted to apply to any amount of Performance-Based Compensation that has become readily ascertainable.  Compensation deferrals shall be deductible from the Performance-Based Compensation otherwise payable to the deferring Participant and shall be credited to the Account of the deferring Participant.

Compensation Deferrals shall be made through regular payroll deductions or through an election by the Participant to defer the payment of a bonus payment not yet payable to him or her at the time of the election under a Designated Bonus Program.  The Participant may terminate his or her regular payroll deduction Compensation Deferral amount as of, and by written notice delivered to the Plan Manager, prior to the last date a deferral election could be made. A Participant’s deferral election will be automatically revoked to the extent the Committee determines such action is required for the Participant to obtain a hardship distribution under the Savings Plan. Once terminated, a regular payroll deduction Compensation Deferral amount may not be subsequently reinstated earlier than the first day of the next Plan Year.  A Compensation Deferral election shall continue in force only for the Plan Year for which the election is first effective.  An Eligible Employee shall make a new Compensation Deferral election effective as of the first day of each Plan Year in accordance with the procedures specified in this Section 3.2 for making Compensation Deferral elections.  All Compensation Deferral elections shall be made on a subsequent Election Form provided by the Plan Manager.  Compensation Deferrals shall be deducted by the Employer from the Compensation of a deferring Participant and shall be credited to the Account of the deferring Participant.

There shall be established and maintained by the Employer a separate Compensation Deferral Account in the name of each Participant to which shall be credited or debited:  (a) amounts equal to the Participant’s Compensation Deferrals; (b) amounts equal to any deemed earnings or losses (to the extent realized, based upon deemed fair market value of the Account’s deemed assets, as determined by the Committee, in its sole and absolute discretion) attributable or allocable thereto; and (c) expenses charged to that Account.

3.3.           DEFERRALS UNDER OTHER PLANS OR ARRANGEMENTS.  In accordance with rules and subject to limitations established by the Committee, amounts credited for the benefit of an Eligible Employee under other deferred compensation plans or arrangements of an Employer as designated by the Committee may be transferred to the Plan.  Prior to any such transfer, the Eligible Employee must complete such form or forms as determined by the Plan Manager.  Upon being transferred to the Plan, such amounts shall be credited to the Account of such Eligible Employee as a Participant under the Plan, and shall be administered in accordance with the provisions of the Plan.

ARTICLE 4

ALLOCATION OF FUNDS

4.1           DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS.  Subject to such limitations as may from time to time be required by law, imposed by the Committee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be established from time to time by the Plan Manager, each Participant may communicate to the Plan Manager a direction as to how his or her Account should be deemed to be invested among such categories of deemed investments as may be made available by the Committee hereunder.  The Plan Manager has discretion to develop rules and regulations to administer such investment elections and transfers of investments, including establishing dollar or percentage increments of the Accounts for Participants to invest, and limits on the value of Accounts that Participants may invest in each deemed investment category or transfer between each deemed investment category.

All amounts credited to the Participant’s Account shall be deemed to be invested in accordance with the then effective deemed investment direction; and as of the effective date of any new deemed investment direction, all or a portion of the Participant’s Account at that date shall be reallocated among the designated deemed investment categories in the manner specified in the new deemed investment direction unless and until a subsequent deemed investment direction shall be delivered and become effective.  An election concerning deemed investment choices shall continue indefinitely as provided in the election form or other procedure specified by the Committee.

If the Plan Manager receives an initial or revised deemed investment direction that it deems to be incomplete, unclear or improper, the Participant’s investment direction then in effect shall remain in effect (or, in the case of a deficiency in an initial deemed investment direction, the Participant shall be deemed to have delivered no deemed investment direction) until the Plan Manager receives a valid direction from the Participant.  If a Participant does not direct how his or her Account is deemed to be invested, or if the Plan Manager possesses (or is deemed to possess as provided above) at any time directions as to the deemed investment of less than all of a Participant’s Account, the Participant shall be deemed to have directed that the undesignated portion of the Account be deemed to be invested in a money market, fixed income or similar fund made available under the Plan as determined by the Committee in its sole and absolute discretion.

Each Participant, as a condition to his or her participation hereunder, agrees to indemnify and hold harmless the Plan Manager, the Committee and their agents and representatives from any losses or damages of any kind relating to the deemed investment of the Participant’s Account.  Each reference in this Section to a Participant shall be deemed to include, where applicable, a reference to a Beneficiary.

4.2           ACCOUNTING FOR DISTRIBUTIONS.  As of the date of any distribution hereunder, the distribution made hereunder to the Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant’s Account.  Such amounts shall be charged on a pro rata basis against the investments in which the Participant’s Account is deemed to be invested.

4.3           SEPARATE ACCOUNTS.  A separate account under the Plan shall be established and maintained to reflect the Account for each Participant with sub-accounts to show separately the deemed earnings and losses credited or debited to such Account and the applicable deemed investments of the Account.

4.4           INTERIM VALUATIONS.  If it is determined by the Committee that the value of the Participant’s account as of any date on which distributions are to be made differs materially from the value of the Participant’s Account on the prior Valuation Date upon which the distribution is to be based, the Committee, in its sole and absolute discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of revaluing the Participant’s Account so that the Account will, prior to the distribution, reflect its share of such material difference in value.

4.5           EXPENSES.  Expenses attributable to the administration of the Plan shall be paid by the Company, but the Committee, in its sole and absolute discretion, may elect to charge such expenses against the appropriate Participant’s Account or Participants’ Accounts.  If an expense is charged against a Participant’s Account, in the sole and absolute discretion of the Committee, such expense either (i) will reduce the Employer Contribution Credits under Section 3.1 next due to be made by the Employer in respect of an Account maintained for the Participant or (ii) will be charged against and shall reduce the Participant’s Account.

4.6           INSURANCE. The Company may purchase life insurance policies on the lives of certain Participants.  If the Company elects to purchase a life insurance policy upon the life of a Participant, than the Participant shall assist the Company by submitting to a physical examination and supplying such additional information necessary to obtain the insurance policy. The Company shall own the life insurance policies and the Participants shall have no claim or interest in the policies.

ARTICLE 5

ENTITLEMENT TO BENEFITS

5.1           PAYMENT DATES. On his or her Election Form, a Participant may select an initial payment date for the payment or commencement of payment of his or her Account.  For this purpose, the initial payment date may be (i) a specified date that is no earlier than twelve months following the Participant’s Separation from Service, or (ii) a fixed date that is no earlier than the first day of the second Plan Year following the Plan Year to which the Compensation Deferral relates.  The Participant’s Account will be valued and payable according to the provisions of Article 6.  The form of payment may be changed or an initial payment date may be extended to a later date so long as the election to change the form of payment or to so extend the date is made by the Participant twelve months prior to the initial payment date, may not take effect for at least twelve months from the date of the election to extend and does not provide for a new distribution date that is earlier than five years after the initial payment date. An election change, whether to change the form of payment and/or extend initial payment dates, may not be made more than once.  An initial payment date may not be accelerated.

Notwithstanding any provision of the Plan to the contrary, the Company may permit, in an equitable and consistent manner for all Participants, the acceleration of a payment date solely under the following circumstances as permitted under the Code: (a) to make a payment to an individual other than the Participant as may be necessary to comply with a domestic relations order (as defined in Code §414(p)(1)(B)); (b) to make a payment as may be necessary to comply with a certificate of divestiture (as defined in Code §1043(b)(2)); or (c) to pay Federal Insurance Contributions Act (FICA) tax imposed under Code §3101 and Section 3121(v)(2) on compensation deferred under the Plan and other related employment taxes as permitted under Code §409A and regulations and guidance thereunder.

If a Participant does not validly select a payment date for any particular amounts hereunder, and the Participant incurs a Separation from Service, the Participant’s Account at the date of the Participant’s Separation from Service shall be valued and payable twelve months following the Participant’s Separation from Service according to the provisions of Article 6.

5.2           VESTING.  The Compensation Deferral Account and Employer Contribution Account of each Participant shall be 100% vested at all times.

ARTICLE 6

DISTRIBUTION OF BENEFITS

6.1           DISTRIBUTION EVENTS AND AMOUNT.  A Participant (or his or her Beneficiary) shall become entitled to receive a distribution in an aggregate amount equal to the value of the Participant’s Account: (a) on the payment date or dates selected by the Participant on his or her Election Form as provided in Section 5.1 or, if none, on the date that is twelve months after the Participant’s Separation from Service, (b) on the death of the Participant pursuant to Section 6.3; or (c) on a Change in Control pursuant to Section 6.4 and Article 10.

6.2           METHOD OF PAYMENT.

(a)           Cash Or In-Kind Payments.  Payments under the Plan shall generally be made in cash; provided, however, that payment may be made in cash or in-kind, as permitted by the Committee in its sole and absolute discretion and subject to any restrictions on transfer as may be applicable legally and contractually.

(b)           Timing and Manner of Payment.   In the case of distribution to a Participant or his or her Beneficiary by virtue of an entitlement pursuant to Section 5.1, an aggregate amount equal to the value of the Participant’s Account will be paid by the Company, as provided by Section 6.1, in a lump sum or in substantially equal annual installments not to exceed 10 years (adjusted for gains and losses, and reduced by any required withholding or other deductions from such payments), as selected by the Participant at the time the Participant completes his or her Election Form.  If a Participant fails to designate properly the manner of payment of the Participant’s benefit under the Plan, such payment will be in a lump sum on the fixed payment date or dates selected by the Participant, or, if none, on the date that is twelve months after the Participant’s Separation from Service. Notwithstanding the foregoing, amounts transferred to the Plan from The Pentair, Inc. Non-Qualified Deferred Compensation Plan earned by and vested in the Participant before January 1, 2005 shall be paid by the Company in the payment form that would have been applicable pursuant to section 7 of that plan.

If the whole or any part of a payment hereunder is to be in installments, the total to be so paid shall continue to be deemed to be invested pursuant to Article 4 under such procedures as the Committee may establish, in which case any deemed income, gain, loss or expense attributable thereto (as determined by the Committee in its sole and absolute discretion) shall be reflected in the installment payments, in such equitable manner as the Committee shall determine.

6.3           DEATH BENEFITS.  If a Participant dies before the commencement of payments to the Participant hereunder, the entire value of the Participant’s Account shall be paid, as provided in Section 6.2, to the Participant’s Beneficiary.

Upon the death of a Participant after payments hereunder have begun but before he or she has received all payments to which he or she is entitled under the Plan, the remaining benefit payments shall be paid to the Participant’s Beneficiary in a lump-sum.

6.4           CHANGE IN CONTROL.  Notwithstanding any provision of the Plan to the contrary, on the occurrence of a Change in Control, each Participant shall be paid the entire value of his or her Account in one lump sum in accordance with Article 10.

6.5            DISTRIBUTION IN THE EVENT OF INCOME INCLUSION UNDER CODE §409A.  If any portion of a Participant’s Account under the Plan is required to be included in income by the Participant prior to receipt due to a failure of the Plan to comply with the requirements of Code §409A and related regulations, the Committee may determine that such Participant shall receive a distribution from the Plan in an amount equal to the portion of the Participant’s Account that is required to be included in income as the result of the failure of the Plan to comply with the requirements of Code §409A.

ARTICLE 7

BENEFICIARIES; PARTICIPANT DATA

7.1           DESIGNATION OF BENEFICIARIES.  Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant’s death, and such designation may be changed from time to time by the Participant by filing a new designation.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed in writing with the Committee during the Participant’s lifetime.

In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Committee shall cause the payment of any such benefit payment to be made to the Participant’s spouse, if then living, but otherwise, to the Participant’s estate.  In determining the existence or identity of anyone entitled to a benefit payment, the Committee may rely conclusively upon information supplied by the Participant’s personal representative, executor or administrator.  If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Committee, in its sole and absolute discretion, may distribute such payment to the Participant’s estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Committee deems to be appropriate.

7.2           INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES.  Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Employer’s records shall be binding on the Participant or Beneficiary for all purposes of the Plan.  The Committee shall not be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address.  If the Committee notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Committee within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Committee, the Committee may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Committee determines.  If the location of none of the foregoing persons can be determined, the Committee shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Company if a claim for the benefit subsequently is made by the Participant or Beneficiary to whom it was payable.  If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Company shall not be liable to any person for any payment made in accordance with such law.

ARTICLE 8

ADMINISTRATION

8.1           ADMINISTRATIVE AUTHORITY.  Except as otherwise specifically provided herein, the Committee, in its sole and absolute discretion, shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

(a)           Resolve and determine all disputes or questions arising under the Plan, and to remedy any ambiguities, inconsistencies or omissions in the Plan.

(b)           Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

(c)           Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

(d)           Make determinations concerning the crediting of Accounts.

(e)           Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons.  The Committee shall have the power and authority to delegate from time to time all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to the Plan Manager or to any person or sub-committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities.  Any action of such person or sub-committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Committee.  Further, the Committee may authorize one or more persons to execute any certificate or document on behalf of the Committee, in which event any person notified by an Employer of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Committee until such notified person shall have been notified of the revocation of such authority.

8.2           UNIFORMITY OF DISCRETIONARY ACTS.  Whenever in the administration or operation of the Plan discretionary actions by the Committee are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of any particular person or group of persons.

8.3           LITIGATION.  Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

8.4           CLAIMS PROCEDURE.  Any person claiming a benefit under the Plan (a “Claimant”) shall present the claim, in writing, to the Plan Manager, and the Plan Manager shall respond in writing.  If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

(a)           The specific reason or reasons for the denial, with specific references to the Plan provisions on which the denial is based;

(b)           A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

(c)           An explanation of the Plan’s claims review procedure including a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

The written notice denying or granting the Claimant’s claim shall be provided to the Claimant within ninety (90) days after the Plan Manager’s receipt of the claim, unless special circumstances require an extension of time for processing the claim.  If such an extension is required, written notice of the extension shall be furnished by the Plan Manager to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period.  Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Plan Manager expects to render a decision on the claim.  Any claim not granted or denied within the period noted above shall be deemed to have been denied.

Any Claimant whose claim is denied, or deemed to have been denied under the preceding sentence (or such Claimant’s authorized representative), may, within sixty (60) days after the Claimant’s receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Committee.  Upon such a request for review, the claim shall be reviewed by the Committee (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing.  In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

The decision on review normally shall be made within sixty (60) days of the Committee’s receipt of the request for review.  If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Committee, and the time limit for the decision on review shall be extended to one hundred twenty (120) days.  The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based.  The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above.  If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period discussed above, the claim shall be deemed to have been denied upon review.  All decisions on review shall be final and binding with respect to all concerned parties.

ARTICLE 9

AMENDMENT

9.1           RIGHT TO AMEND.  The Company, by written instrument executed by the Company, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment; provided, however, that no such amendment shall deprive a Participant or a Beneficiary of a right accrued hereunder prior to the date of the amendment.

9.2           AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN.  Notwithstanding the provisions of Section 9.1, the Plan may be amended by the Company at any time, retroactively if required, if found necessary, in the opinion of the Company, in order to ensure that the Plan is characterized as a “top-hat” plan of deferred compensation maintained for a select group of management or highly compensated employees as described under ERISA sections 201(2), 301(a)(3), and 401(a)(1), and to conform the Plan to the provisions and requirements of any applicable law (including ERISA and the Code).  No such amendment shall be considered prejudicial to any interest of a Participant or a Beneficiary hereunder.

ARTICLE 10

TERMINATION

10.1           TERMINATION OR SUSPENSION OF PLAN.  Each Employer reserves the right, with the consent of the Company, to terminate the Plan as to some or all of its Eligible Employees and/or its obligation to make further credits to Accounts.  The Company reserves the right to suspend the operation of the Plan for a fixed or indeterminate period of time; provided, however, that during any period of suspension, the Accounts of Participants shall continue to be credited or debited, as applicable, with deemed investment return pursuant to Article 4.  In the event of a termination of the Plan, the Company reserves the right to distribute Participants’ Accounts provided that such distribution is in compliance with Code §409A and the regulations and guidance thereunder.

10.2           TERMINATION OF PLAN ON DISSOLUTION OR CHANGE IN CONTROL.  The Plan automatically shall terminate upon the dissolution of the Company taxed under Code §331.  In the event of a Change in Control, the Plan shall automatically terminate.  On termination of the Plan, the provisions of Section 10.4 shall become operative.

10.3           SUSPENSION OF DEFERRALS.  In the event of a suspension of the Plan, the Company and the Employers shall continue all aspects of the Plan, other than Compensation Deferrals and Employer Contribution Credits, during the period of the suspension, in which event the allocation of deemed earnings and payments hereunder will continue to be made during the period of the suspension in accordance with Articles 4, 5 and 6.

10.4           ALLOCATION AND DISTRIBUTION.  This Section shall become operative on a termination of the Plan as to some or all Eligible Employees under Section 10.2.  Upon the effective date of any such event, notwithstanding any other provisions of the Plan, the value of the interest of all affected Participants and Beneficiaries shall be determined and, after deduction of estimated expenses in liquidating and, if applicable, paying Plan benefits, paid to them at such time as such amounts become eligible for distribution in accordance with the other applicable provisions of the Plan or not later than twelve months following a Change in Control.  Notwithstanding the preceding sentence, to the extent permitted by Treas. Reg. §1.409A-

3(j)(4)(ix), the Employer may provide that upon termination of the Plan, all Accounts of Participants shall be distributed, subject to and in accordance with any rules established by the Committee deemed necessary to comply with the applicable requirements and limitations of Treas. Reg. §1.409A-3(j)(4)(ix).

10.5           SUCCESSOR TO EMPLOYER.  Any corporation or other business organization that is a successor to an Employer, and that continues as an affiliate or subsidiary of the Company shall continue as an Employer and as a party to the Plan.  If, within ninety (90) days from the effective date of such transaction such new entity takes action, with the consent of the Company, to avoid or terminate participation in the Plan, the Plan automatically shall be terminated as to that Employer, and the provisions of Section 10.4 shall become operative.

ARTICLE 11

FUNDING

11.1           UNFUNDED OBLIGATION.  The obligations under the Plan are exclusively that of the Company and not any other Employer.  The Company’s obligation under the Plan is an unsecured and unfunded promise to pay benefits.  The Company shall have no obligation to set aside, earmark, or entrust any fund or money with which to pay its obligations under the Plan.  The Participant, his Beneficiary, or any successor in interest to him or her shall be and remain simply a general creditor of the Company in the same manner as any other creditor having a general claim for matured and unpaid compensation with no right to any specific assets owned by the Company.

ARTICLE 12

MISCELLANEOUS

12.1           LIMITATIONS ON LIABILITY OF EMPLOYERS.  Neither the establishment of the Plan nor any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against any Employer, or any officer or employee thereof except as provided by law or by any Plan provision.  Neither the Company nor any Employer in any way guarantees any Participant’s Account from loss or depreciation, whether caused by poor investment performance or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason.  In no event shall the Company, an Employer, or any successor, employee, officer, director or stockholder of the Company or an Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other persons to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

12.2           CONSTRUCTION.  If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.  For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular.  Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan.  The laws of the State of Maryland shall govern, control and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States.  Participation under the Plan will not give any Participant the right to be retained in the service of an Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan, and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Company which right is greater than the rights of a general unsecured creditor of the Company.

The Plan is intended to be a “top-hat” plan under ERISA.  In the event the Committee determines that the participation of certain individuals as Eligible Employees under the Plan causes the Plan to fail to qualify as a “top-hat” plan, the Committee, in its sole and absolute direction, is authorized to take whatever action it deems necessary to preserve the status of the Plan as a “top-hat” plan, including, but not limited to, termination of an otherwise Eligible Employee’s participation in the Plan and (notwithstanding any provisions of the Plan to the contrary) immediate distribution of such individual’s Account.

The Plan is intended to comply with Code §409A and any regulations or guidance issued thereunder, and shall be interpreted accordingly.  Any provision of the Plan not in conformance with Code §409A shall be void.

12.3           SPENDTHRIFT PROVISION.  No amount payable to a Participant or a Beneficiary under the Plan will, except as otherwise herein or specifically provided by applicable law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto.  Further, (i) the withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously made to a Participant or Beneficiary, (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or (iv) the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

In the event that any Participant’s or Beneficiary’s benefits hereunder are garnished or attached by order of any court, the Company may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan.  During the pendency of said action, any benefits that become payable shall be held as credits to the Participant’s or Beneficiary’s Account or, if the Company prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at the close of said action.

Amendment and Restatement adopted October 16, 2008